Exhibit 99.2 Logo CVB Financial Corp. July 2026 cbbank.com

Company Logo Forward Looking Statements CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward-looking statements, which involve risks and uncertainties that could cause actual results or performance to differ materially from those projected. These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies, goals and statements about the Company’s outlook regarding revenue and asset growth, financial performance and profitability, capital and liquidity levels, loan and deposit levels, growth and retention, yields and returns, loan diversification and credit management, stockholder value creation, tax rates, the impact of business, economic, or political developments, the impact of monetary, fiscal and trade policies, and the impact of acquisitions we have made or may make, including our recent acquisition of Heritage Commerce Corp and its wholly-owned banking subsidiary, Heritage Bank of Commerce (collectively “Heritage”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company, and there can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors, in addition to those set forth below, could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. General risks and uncertainties include, but are not limited to, the following: the strength of the United States economy and the strength of the local economies in which we conduct business; the effects of, and changes in, immigration, trade, tariff, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effects of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected efficiencies and financial results from such acquisitions; the timely development of competitive new products and services, and the acceptance of these products and services by potential and existing customers; the impact of changes in financial services policies, laws, and regulations, including those concerning banking, taxes, securities and insurance, and the application thereof by regulatory agencies; changes in the scope and cost of FDIC insurance; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible credit related impairments or declines in the fair value of loans and securities held by us; possible impairment charges to goodwill, including any impairment that may result from increased volatility in our stock price; changes in consumer or business spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; periodic fluctuations in commercial or residential real estate prices or values; our ability to attract or retain deposits (including low cost deposits) or to access government or private lending facilities and other sources of liquidity; the possibility that we may reduce or discontinue the payment of dividends on our common stock; changes in the financial performance and/or condition of our borrowers or depositors; changes in the competitive environment among financial and bank holding companies and other financial service providers; technological changes, including the adoption of artificial intelligence, in banking and financial services; the use, reliability and accuracy of the financial models and data on which we rely; systemic or non-systemic bank failures or crises; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism, and/or military conflicts, which could impact business and economic conditions in the United States and abroad; catastrophic events or natural disasters, including earthquakes, drought, climate change or extreme weather events that may affect our assets, communications or computer services, customers, employees or third party vendors; public health crises and pandemics, and their effects on the economic and business environments in which we operate, including on our asset credit quality, business operations, and employees, as well as the impact on general economic and financial market conditions; cybersecurity threats and fraud and the costs of defending against them, including the costs of compliance with legislation or regulations to combat fraud and cybersecurity threats; our ability to recruit and retain key executives, board members and other employees, and our ability to comply with federal and state employment laws and regulations; ongoing or unanticipated regulatory or legal proceedings or outcomes; risks associated with our recently completed merger with Heritage, including difficulties and delays in integrating or retaining Heritage’s business, key personnel and customers, and achieving anticipated synergies, cost savings enhanced geographic coverage, deposit attrition, customer or employee loss, and/or revenue loss as a result of the merger; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2025 Annual Report on Form 10-K filed with the SEC and available at the SEC’s website (http://www.sec.gov). The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings, equity, or shareholder returns, are for illustrative purposes only, are not forecasts, and actual results may differ. Non-GAAP Financial Measures — Certain financial information provided in this earnings release has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this earnings release and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These non-GAAP measures may or may not be comparable to similarly titled measures used by other companies. cbbank.com 2

Logo CVB Financial Corp. California’s Top Performing Business Bank Founded 1974 Total Assets ≈ $21 Billion Total Deposits ≈ $16 Billion Total Equity ≈ $3.6 Billion Market Value ≈ $4 Billion Business Banking Focused Presence in all California’s major economic markets Relationship driven model - Top 25% Target Customer Highly Experienced Management Team Consistent Track Record of Earnings and Shareholder returns 197 Consecutive Quarters of Profitability 147 Consecutive Quarters of Cash Dividends Financial Strength Superior Asset Quality Industry leading low cost-deposits Efficient Operating Model Highly Capitalized BBB+ FITCH Rating Proven / disciplined acquirer 8 Whole bank acquisitions since 2007 cbbank.com

Company Logo Bank Accomplishments Forbes, Best Banks in America (2016 – 2026)* Ranked #1 Forbes, Best Banks in America (2016, 2020, 2021, 2023) Ranked in S&P Global Market Intelligence’s Top 50 2025 Public Banks Rated by S&P Global among the Top Three Large US banks by deposit franchise** Bauer Financial Report Five Star Superior Rating 69 Consecutive Quarters * Not eligible for rankings in 2018 ** Source: S&P Global Ranking of Large US Banks by Deposit Franchise as of December 2025 CVB Financial Corp. is the holding company for Citizens Business Bank, National Association cbbank.com 4

Image 78 Business Financial Centers 1 Loan Production Office 3 CitizensTrust Locations Corporate Office Business Financial Centers Loan Production Office CitizensTrust cbbank.com

Company logo Our Vision and Mission Our Vision: Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. Our Mission: The mission of Citizens Business Bank is to achieve superior performance and rank in the top ten percent of all financial institutions in the nation in return on equity and return on assets. This will be achieved by delivering the finest in financial products and services through relationship banking commitments with businesses and professionals throughout the state of California. It will be supported by an unqualified commitment to our five core values of financial strength, superior people, customer focus, cost-effective operation, and having fun. cbbank.com 6

Company logo Our Core Values Customer Focus Superior People Cost-Effective Operation Financial Strength Having Fun cbbank.com 7

Company logo Target Customer – Top 25% Top 25% privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Full relationship banking Build long-term relationships cbbank.com 8

Company logo Relationship Banking Strategy Customer Marketing Relationship Manager (Bank) Credit Management Division Agribusiness Asset Based Lending C-PACE Lending Construction Lending Government Services Specialty Banking Merchant Bankcard Treasury Management Citizens Equipment Financing International CitizensTrust Real Estate Banking SBA Citizens Home Lending Dairy & Livestock Title Escrow Receivers & Fiduciaries Property Management Homeowner Association Deposit Services Wealth Management Trust Investment Services Loan Brokerage cbbank.com

Company logo Acquisition of Heritage Bank of Commerce Expands Presence into Desirable Bay Area Markets Addition of 16 Business Financial Centers Attractive Financial Returns IRR = 20% EPS Accretion = 13% ROAA =1.50% ROATCE =17% Strongly Aligned Business Models NPA ratio .08% Business deposits = 83% of total deposits Merger Announcement December 17, 2025 Regulatory Approval April 1, 2026 Core System Conversion June 22, 2026 Shareholders Approval March 26, 2026 Legal Close Date April 17, 2026 187 days from announcement to systems conversion cbbank.com 10

Logo CVBF’s Acquisition Strategy Target Banks: $3 billion to $10 billion in assets In-market and adjacent markets Customer base that predominately aligns with CBB’s target customers Disciplined Approach to M&A: Rigorous due diligence: across credit, deposit pricing, and all banking functions Extensive review and analysis of expenses and cost saves Disciplined valuation and financial targets: <10% dilution; earn back period <2.5 years; IRR > 17% Extensive integration planning and history of delivering timely and successful integrations Cbbank.com 11

Logo Fair Value Acquired Heritage Assets & Liabilities- 4/17/26 ($ in Millions) Acquired April 17, 2026 Re-structure Post-Restructure Total Cash and Cash Equivalents $548 $815 $1,364 Total Investment Securities 1,016 (488) 528 Loans held for sale 327 (327) - PCD Loans 99 - 99 PSL Loans 3,053 - 3,053 ACL (47) - (47) Net Loans $ 3,432 $ (327) $ 3,105 Goodwill 334 - 334 CDI 117 - 117 Other Assets 291 - 291 Total Assets $5,739 $ - $ 5,739 Noninterest bearing deposits $ 1,224 $ - $ 1,224 Interest bearing deposits 3,528 - 3,528 Total Deposits 4,752 - 4,752 Subordinate Debt 39 - 39 Other Liabilities 103 - 103 Total Liabilities $ 4,894 $ - $ 4,894 Net Assets $ 845 $ - $ 845 Cbbank.com 12

CVBF Balance Sheet Profile logo June 30, 2026 Assets $21.2B Loans: 56% Securities: 27% Other: 12% Cash: 5% Securities $5.7B MBS: 55% CMO: 27% Agency: 9% Muni: 8% Other: 1% Loans $12.0B CRE: 75% C&I: 12% Other: 11% D&L & Agri: 2% Deposits & Repos $16.9B Non-maturity: 93% Repos: 3% Time: 4% Funding $17.4B Total Deposits & Repos: 97% Borrowings: 3% Capital Ratios as of June 30, 2026 TCE Tier 1 Leverage CET1 Tier 1 RBC Total RBC 9.8% 11.7% 14.7% 14.7% 15.8% cbbank.com 13

Q2 2026 Financial Highlights logo Profitability Core Net Income = $73.4 million $31.4 million acquisition expense $4.25 million Provision for unfunded loan commitments Net Interest Margin = 3.72% Efficiency Ratio = 63.75%/ Adjusted Efficiency Ratio = 43.88%* Income Statement Net Income = $48.3 million / EPS = $0.29 Pretax Pre Provision Income* = $65.0 million Net Interest Income = $162.4 million No provision for credit loss Heritage FV discount accretion = $2.7 million Heritage CDI amortization = $2.8 million Balance Sheet Total Assets > $21 billion Organic loan growth = $477 million Avg. Noninterest deposits > 52% of Total Deposits Cost of deposits and customer repos = 0.86% Asset Quality NPA/TA = 0.08% (NPA = $16.8 million) Classified loans = $110 million or 0.91% of total loans ACL = $127 million / 1.05% of total loans Capital CET1 Ratio = 14.7% Total Risk-Based Ratio = 15.8% Tangible Common Equity Ratio = 9.8% cbbank.com * See Non-GAAP Reconciliation 14

Selected Ratios Logo 2023 2024 2025 Q2’25 Q1’26 Q2’26 ROATCE *18.48% 14.95% 14.28% 14.08% 13.38% 10.85% NIM 3.31% 3.09% 3.36% 3.31% 3.44% 3.72% Cost of Deposits 0.41% 0.88% 0.85% 0.84% 0.78% 0.83% Cost of Funds 0.83% 1.32% 1.03% 1.03% 0.97% 0.96% Efficiency Ratio 42.00% 46.55% 46.03% 45.55% 45.84% 63.75% **NIE % Avg. Assets 1.41% 1.45%1.57% 1.52% 1.58% 2.31% Credit Quality NPA % Total Assets 0.13% 0.31% 0.03% 0.17% 0.04% 0.08% Net Charge-Offs (Recoveries) to Avg. Loans 0.00% 0.04% 0.00% 0.00% 0.00% 0.00% Capital CET1 Ratio14.6% 16.2% 15.9% 16.5% 16.3% 14.7% Total Risk-Based Capital Ratio15.5% 17.1% 16.7% 17.3% 17.1% 15.8% cbbank.com*See Non-GAAP Reconciliation** Adjusted efficiency ratio = 43.88%. See Non-GAAP Reconciliation 15

Selected Highlights Logo ($ in Thousands) Q2’25 Q1’26 Q2’26 Income Statement Net Interest Income $ 111,608 $ 117,840 $ 162,415 Noninterest Income 14,744 14,279 17,010 Noninterest Expense, excluding Acquisition Related Expenses & Provision for Unfunded Loan Commitments 57,557 58,939 78,728 Acquisition Related Expenses — 1,129 31,400 Provision for Unfunded Loan Commitments — 500 4,250 Total Noninterest Expense 57,557 60,568 114,378 Pretax-Pre Provision Income 68,795 71,551 65,047 Provision for Credit Losses — 3,000 — Earnings before Income Taxes 68,795 68,551 65,047 Net Income $ 50,564 $ 51,002 $ 8,261 Diluted earnings per common share $ 0.37 $ 0.38 $ 0.29Cbbank.com 16

Logo Selected Highlights Average Balance Sheet ($ in Thousands) Q2’25 Q1’26 Q2’26 Average Cash & Cash Equivalents $ 486,741 $ 425,164 $ 836,751 Average Loans 8,354,898 8,624,604 11,548,138 Average Total Securities 4,847,415 4,921,215 5,270,895 Average Noninterest-bearing Deposits 7,051,702 6,894,427 8,123,844 Average Total Deposits & Customer Repurchase Agreements 12,184,159 12,478,207 16,088,781 Average Borrowings 508,159 500,000 416,288 Loan-to-deposit 70.76% 72.26% 74.39% Noninterest-bearing deposits/Total Deposits 59.72% 57.76% 52.33% Cbbank.com 17

Logo Earnings Per Share 197 Consecutive Quarters or 49+ Years $0.36 $0.36 $0.36 $0.36 $0.36 $0.38 $0.40 $0.38 $0.29 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Q3’25 Q4’25 Q1’26 Q2’26 earnings per share cbbank.com 18

Logo Dividends – 147 Consecutive Quarters 147 Consecutive Quarters More than 36 years of consecutive cash dividends $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 $0.20 56.00% 54.62%55.01% 54.50% 54.79% 52.39% 49.38% 53.32% 73.25% Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Dividends per Share Dividend Payout Ratio Dividend payout ratio calculated on per share basis. Cbbank.com 19

Logo Capital Ratios Q1 vs Q2 & Buyback Q1 26 Q2 26 CET 1 Ratio 16.3% 14.7% TCE Ratio* 10.5% 9.8% Tangible Book Value Per Share $11.42 $11.07 Board authorized Repurchase program up to 15 Million Shares – June 15, 2026 Impact of Heritage Acquisition and Share Repurchase Program on CVBF Common Stock through 7/21/26 Common Shares Outstanding Common Stock (in thousands) Balance at 03/31/2026 135,791 $ 1,221,938 Heritage issued 40,621 840,173 Shares repurchased (409) (8,881) Other stock based transactions 330 3,494 Balance at 7/21/2026 176,094 $2,056,724 * See Non-GAAP Reconciliation cbbank.com 20

Logo Net Interest Income and NIM ($ in Millions) $111.6 $115.6 $122.7 $117.8 $162.4 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 4.28% 4.32% 4.43% 4.35% 4.62% 3.31% 3.33% 3.49% 3.44% 3.72% 1.03% 1.05% 1.01% 0.97% 0.96% Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Earning Asset Yield Net Interest Margin Cost of Funds cbbank.com 21

Logo Noninterest Income ($ in Millions) $14.7 $0.8 $3.2 $0.6 $0.7 $3.7 $5.6 $15.2 $1.2 $3.3 $0.7 $0.6 $3.9 $5.6 $14.0 $1.0 $2.1 $0.7 $0.7 $4.0 $5.4 $14.3 $0.7 $3.1 $0.7 $0.5 $3.7 $5.5 $17.0 $1.7 $3.5 $0.6 $0.7 $4.2 $6.3 Q2 2025Q3 2025 Q4 2025 Q1 2026 Q2 2026 Other* BOLI Income Bankcard services International banking income Trust and investment services Banking Service Income * Q3-2025 Other excludes $8.2MM loss on sale of AFS securities and $6.0MM legal settlement received. Q4-2025 excludes $2.8MM loss on sale of AFS Securities. Cbbank.com 22

Logo ($ in Thousands) Q2’26 Q1’26 QoQ Salaries and employee benefits $ 46,568 $ 37,461 $ 9,107 Occupancy and equipment 8,293 6,075 2,218 Professional services 3,250 2,518 732 Computer software & telecommunications expense 6,883 4,853 2,030 Amortization of intangible assets 3,577 850 2,727 Provision for Unfunded Loan Commitments 4,250 500 3,750 Acquisition related expenses 31,400 1,129 30,271 Other 10,157 7,182 2,975 Total noninterest expense $ 114,378 $ 60,568 $ 53,810 45.55% 45.17% 44.40% 44.61% 43.88% Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 * See Non-GAAP Reconciliation Cbbank.com 23

Logo Loans by Type – Q1 vs Q2 3/31/2026 C&I 11% D&L and Agribus.4% D&L and Agribus. 4% SFR Mortgage Other 2% CRE Owner CRE Non-Owner 50% Average Coupon: 5.14% 6/30/2026 C&I 12% D&L and Agribus. 2% SBA 4% SFR Mortgage Other 4% CRE Owner CRE Non-Owner Average Coupon: 5.37% Note: Weighted average coupon excludes loan fees and purchase accounting accretion. Cbbank.com 24

Logo Loan Growth – Q1 vs Q2 ($ in Millions) 2026 Q2 Loan Portfolio Change 8,643 3,479 (327) 477 (348) 97 12,017 3/31/2026 HBC Acquisition* SFR Sale* New Originations Paydown Line Utilization Change 6/30/2026 2026 Q1 Loan Portfolio Change 8,699 - - 338 (308) (85) 8,643 12/31/2025 HBC Acquisition* SFR Sale* New Originations Paydown Line Utilization Change 3/31/2026 * Fair Value as of 4/17/2026 cbbank.com 25

Logo Line Utilization Trends 51% 45% 48% 45% 49% 41% 48% 41% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 78% 68% 80% 74% 81% 62% 78% 63% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 33% 31% 29% 29% 29% 30% 30% 26% 32% 32% 32% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Total D&L C&I Cbbank.com 26

Logo Classified Loan Trend Classified Loan% of Total Loans 0.88% 0.92% 0.60% 0.96% 0.91% Classified Loan% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 ($ in Millions) Classified Loan Balance $73.42 $8.08 $6.27 $7.28 $34.60 $16.57 $78.18 $8.30 $7.55 $9.61 $31.66 $20.45 $52.70 $5.64 $6.85 $12.34 $8.52 $18.75 $83.06 $5.60 $11.27 $30.49 $5.14 $29.77 $109.72 $10.56 $8.95 $35.68 $25.07 $26.00 =Other* SFR mortgage SBA Dairy & livestock and agribusiness Commercial and industrial CRE - Non-owner occupied CRE - Owner occupied Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 *Other includes other loan segments that are not listed above, including Construction, Consumer and other loans. cbbank.com 27

Logo ACL Trend ACL Coverage Ratio 0.93% 0.94% 0.89% 0.93% 1.05% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Total ACL ($ in Millions) $78 $79.3 $77.2 $80.2 $126.7 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Cbbank.com 28

Logo Investment Portfolio Investment Portfolio Mix - Q2’261 Municipal 7% Other 8% CMBS 20% CMO 14% MBS 51% - Q2 Enhancements - Retained approx. $500 million in high-quality, liquid assets with stable cash flows upon closing April 2026 acquisition of Heritage Bank Added $500 million in additional investments during Q2 2026 lowering asset duration & improving yield. [New Investments W/Avg Yield: 4.7%, W/Avg Eff. Dur: 2.34 Years]Investment Portfolio Impact: Portfolio Book Yield 2 Eff. Duration 3/31/26 2.47% 4.69 Years 6/30/26 2.82% 4.54 Years Change 0.35% -0.15 Years 1. The portfolio composition is based on par value. 2. $362 million municipal tax-exempt book yields not adjusted for after-tax equivalency Increased Investment in Floating Rate Assets Millions 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0 Q2'23 Q2'24 Q2'25 Q2'26 Fixed Float Total Market Value Sensitivity Q2'23 vs. Q2'26 15% 10% 5% 0% -5% -10% -15% -20% -300 -200 -100 Base 100 200 300 6/30/2023 11.0% 11.6% 6.1% 0.0% -5.9% -11.6% -16.5% 6/30/2026 12.4% 8.4% 4.3% 0.0% -4.6% -9.2% -13.7% Principal Runoff & Effective Coupon Millions 200 150 100 52 – 2.09% 2.27% 2.38% 2.32% 2.39% 2.33% 2.50% 2.40% 2.30% 2.20% 2.10% 2.00% 1.90% Q3'26 Q4'2026 Q1'27 Q2'27 Q3'27 Q4'27 Cbbank.com 29

Logo Deposit & Customer Repurchase Agreements 3/31/2026 March Total Deposits: $12,439 Total Time Deposits 4% CBB Repo Sweep 4% Savings + Money Market 31% NOW Accounts 4% Demand Deposit Accounts 57% 6/30/2026 June Total Deposits: $16,852 Total Time Deposits 4% Savings + Money Market 36% NOW Accounts 6% CBB Repo Sweep 3% Demand Deposit Accounts 51% June Cost of Deposits & Repo: 0.86% March Cost of Deposits & Repo: 0.81% cbbank.com 30

Logo Cost of Deposits CVBF KRX Fed Funds Rate 6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% For the Last 5 Years CVBF Ranked #1 with the Lowest Cost of Deposits of the 50 Banks in the KRX Index 3.75% 0.03% 0.15% 2.34% 0.98% 1.75% 0.83% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1Q2 2022 2023 2024 2025 2026 Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) 31 cbbank.com

Logo Cost of Deposits: Monthly Trends CVBF Cost of Deposit Detail Cost of Non-Maturity Deposits Cost of Time Deposits 2.76% 2.76% 2.74% 2.75% 2.72% 2.66% 2.82% 2.84% 2.83% 2.94% 2.97% 2.82% .76% .77% .77% .75% .72% .71% .70% .67% .67% .67% .72% .72% Jul25 Aug-25 Sep-25 Oct-25 Nov-25 Dec-25 Jan-26 feb-26 Mar-26 Apr-26 May-26 Jun-26 CVBF Cost of Deposits vs. Effective Federal Funds Rate 5.33% 4.83% 4.58% 4.33% 4.09% 3.64% 3.64% 3.62% 3.63% 0.92% 1.01% 0.92% 0.90% 0.86% 0.80% 0.80% 0.86% 0.83% Jun-24 Jul-24 Aug-24 Sep-24 Oct-24 Nov-24 Dec-24 Jan-25 Feb-25 Mar-25 Apr-25 May-25 Jun-25 Jul-25 Aug-25 Sep-25 Oct-25 Nov-25 Dec-25 Jan-26 feb-26 Mar-26 Apr-26 May-26 Jun-26 Total Cost of Deposits EFFR cbback.com 32

Logo Wholesale Funding ($ in Thousands) Unsecured Wholesale Funding Q2'26 Subordinated Debt: $ 38,973 $ 38,973 Secured Wholesale Funding FHLB: Q2'26 $ 500,000 Total $ 538,973 FV of $40 million 5% Fixed/Variable Subordinated debt redeemable May 2027 or anytime thereafter. 6/30/26 cost = 6.67%. FHLB Borrowings $300 million in rolling 3-month advances identified as designated item for cash flow hedge. 6/30/26 cost = 4.46%* $200 million “putable” advances maturing 05/7/2027. 6/30/26 cost = 4.27% * Includes cost of cash flow hedge cbbank.com 33

Logo Interest Rate Risk Net Interest Income 6/30/26 Static Balance Sheet Projections (6/30/26 Yield Curve vs Parallel Yield Curve Changes) 16/30/2026 Yield Curve - Base Case -2-12 Month Ramp Up 200bps --12 Month Ramp Up 100bps 12 Month Ramp Dn 100bps 12 Month Ramp Dn 200bps (21) 8 (1) (2) (2) (1) 8 Q1 Q2 Q3 Q4 Q5 Q6 Q7 Q8 ($ in Millions) Year 1 Year 2Rate Scenario (12 Month Ramp) NII %Change to Base NII %Change to Base Up 200bps 3.56% 6.99% Up 100bps 1.89% 3.64% Dn 100bps -1.18% -3.81% Dn 200bps -2.08% -8.11% cbbank.com 34

CVB Financial Corp. Appendix & Non-GAAP Reconciliation cbbank.com logo CRE by Collateral ($ in Millions) Collateral Type Balance % of Owner Occupied LTV at Origination Avg. Size Classified Classified (Non- Owner) Classified (Owner) Industrial Office Retail Multi-Family Other Other RE Rental & Leasing Medical Farmland Total $ 2,736 1,458 1,415 1,233 726 574 424 418 $ 8,984 46% 26% 12% 0% 57% 15% 31% 31% 32% 49% 53% 46% 48% 47% 48% 56% 46% 49% $ 1.73 1.76 1.74 1.58 1.48 2.13 1.61 1.51 $ 1.69 $ 31.19 11.83 3.75 0.00 1.05 0.64 0.23 2.38 $ 51.07 $ 10.63 10.05 3.75 0.00 0.00 0.64 0.00 0.00 $ 25.07 $ 20.56 1.78 0.00 0.00 1.05 0.00 0.23 2.38 $ 26.00 cbbank.com 36

Logo CRE by Collateral and Origination ($ in Millions) Balance Distribution by Origination Year Average OLTV By Origination Year Collateral Type Balance 2026 2025 2024 2023 2022 2021 or earlier 2026 2025 2024 2023 2022 2021 or earlier Industrial $ 2,736 7% 11% 5% 7% 18% 52% 46% 46% 43% 42% 45% 52% Office 1,458 7% 10% 4% 4% 19% 56% 47% 49% 49% 50% 53% 54% Retail 1,415 7% 11% 6% 10% 18% 48% 43% 44% 39% 43% 45% 49% Multi-Family 1,233 10% 9% 4% 9% 16% 52% 51% 46% 43% 45% 45% 50% Other 726 6% 10% 6% 6% 11% 61% 49% 41% 55% 44% 48% 47% Other RE Rental & Leasing 574 7% 12% 6% 9% 15% 51% 44% 46% 44% 49% 48% 48% Medical 424 8% 16% 7% 3% 11% 55% 56% 54% 46% 47% 52% 59% Farmland 418 9% 10% 8% 6% 14% 53% 49% 34% 38% 42% 50% 48% Total $ 8,984 7% 11% 5% 7% 17% 53% 47% 46% 44% 44% 47% 51% Cbbank.com 37

Logo CRE by Collateral and Loan Size ($ in Millions) Loan Amount Industrial Office Retail Multi-Family Other Farmland Medical Other RE Rental and Leasing Total Greater than $20M $24 $22 $ 0 $ 0 $ 0 $ 21 $ 22 $ 0 $ 89 $10M to $20M 152 155 109 96 0 51 35 50 648 $5M to $10M 587 352 244 185 167 73 61 144 1,813 $1M to $5M 1,631 746 863 746 442 208 249 325 5,210 Less than $1M 342 183 199 206 117 65 57 55 1,224Total $ 2,736 $ 1,458 $ 1,415 $ 1,233 $ 726 $ 418 $ 424 $ 574 $ 8,984

Logo Loans – Maturity & Repricing ($ in Millions) Balance Distribution by Maturity or Reset as of 06/30/2026 Variable Fixed / Adjustable Loan Type ≤ 1 Year ≤ 1 Year 1-3 Years 3-5 Years 5-10 Years > 10 Years Grand Total Commercial real estate $ 900 $ 586 $ 1,740 $ 2,731 $ 2,730 $ 297 $ 8,984 Commercial and industrial 837 70 182 191 177 22 1,479 Dairy & livestock and agribusiness 279 1 0 1 0 0 281 SBA 88 15 24 87 195 33 442 SFR mortgage 63 6 62 103 62 45 341 Other 387 18 15 13 11 46 490 Total Loans and Leases $ 2,554 $ 696 $ 2,023 $ 3,126 $ 3,175 $ 443 $ 12,017 % of Total 21% 6% 17% 26% 26% 4% 100% Weighted Avg. Coupon 6.84% 4.55% 5.15% 5.27% 4.72% 4.56% 5.37% Note: Weighted average coupon excludes loan fees and purchase accounting accretions. Cbbank.com 39

Logo C&I by Industry ($ in Millions) Industry Balance % of C&I Total Classified Real Estate Rental and Leasing $ 282 19% $ 6.81 Manufacturing 174 12% 15.32 Construction 169 11% 0.49 Wholesale Trade 102 7% 7.50 Health Care and Social Assistance 68 5% 0.92 Arts, Entertainment, and Recreation 68 5% 0.00 Professional, Scientific, and Technical Services 66 4% 0.00 Other Services (except Public Administration) 65 4% 0.00 Transportation and Warehousing 64 4% 4.56 Other* 421 29% 0.08 Total $ 1,479 100% $ 35.68 Manufacturing Construction Real Estate Rental and Leasing Other*: 29% Wholesale Trade Health Care and Social Assistance Arts, Entertainment, and Recreation Professional, Scientific, and Technical Services Other Services (except Public Administration) Transportation and Warehousing * Bayview Factoring business is classified under Other Cbbank.com 40

Logo Business vs Consumer Deposits Q2 2026 Non-Analyzed Business Accounts 58% Consumer 17% Analyzed Business Accounts 25% cbbank.com 41

Logo Diverse Deposit Base Consumer 17% Other Industries 8% Agriculture, Forestry, Fishing and Hunting 1% Retail Trade 2% Educational Services 3% Wholesale Trade 3% Escrow and Title 3% Health Care and Social Assistance 4% Public Administration 4% Professional, Scientific, and Technical Services 6% Manufacturing 6% Property Management 7% Other Real Estate Rental and Leasing 7% Other Services (except Public Administration) 7% Construction 8% Finance and Insurance 12% *Other Industries include various industries that represent less than 2%.cbbank.com 42

Classified Loans / Total Loans (%)



CVBF
KRX
0.7%
1.5%
1.0%
1.4%
0.9%
2.1%
0.7%
1.6%
0.9%
1.2%
1.2%
1.6%
1.2%
1.8%
1.4%
2.0%
1.5%
2.3%
1.1%
2.0%
1.1%
2.4%
0.9%
2.4%
0.9%
2.4%
0.6%
2.3%
1.0%
2.3%
0.9%
4Q'18
4Q'19
4Q'20
4Q'21
4Q'22
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26
2Q'26

cbbank.com * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX 43

Logo Net Charge-Offs / Average Loans (%) 0.00% 0.02% 0.00% 0.03% 0.00% 0.05% 0.05% 0.04% 0.00% 0.06% 0.00% 0.06% 0.00% 0.08% 0.00% 0.00% 0.06% 0.00% 0.05% 0.00% 0.05% 0.00% 0.05% 0.00% 0.06% 0.00% 0.05% 0.00% 4Q'21 4Q'22 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX Cbbank.com 44

Logo CET1 Ratio Trend (%) CVBF KRX 14.8% 14.% 14.9% 13.6% ASR / Suncrest Acquisition 14.7% 15.0% 15.3% 15.8% 16.2% 16.5% 16.5% 16.3% 15.9% 16.3% 14.7% HTBK Acquisition 12.1% 12.5% 12.5% 11.8% 12.2% 12.2% 12.3% 12.6% 12.8% 12.7% 12.7% 12.8% 12.8% 12.8% 12.7% 4Q’19 4Q’20 4Q’21 4Q’22 4Q’23 1Q’24 3Q’24 4Q’24 1Q’25 2Q’25 3Q’25 4Q’25 1Q’26 2Q’26 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 45

TCE Ratio Trend (%)


CVBF
KRX
12.2%
9.7%
9.6%
9.0%
9.2%
8.6%
ASR / Suncrest Acquisition
7.4%
7.4%
8.5%
8.1%
8.3%
8.1%
8.7%
8.2%
9.7%
8.6%
9.8%
8.6%
10.0%
8.8%
10.0%
8.8%
10.1%
9.1%
10.3%
9.2%
10.5%
9.1%
9.8%
HTBK Acquisition
4Q'19
4Q'20
4Q'21
4Q'22
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26
2Q'26

cbbank.com
* Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX
46

Logo Economic Forecast – GDP Real GDP Growth 3.50 3.00 2.50 2.00 1.50 1.00 0.50 – 2026Q2 2026Q3 2026Q4 2027Q1 2027Q2 2027Q3 2027Q4 2028Q1 2028Q2 2028Q3 2028Q4 2029Q1 2029Q2 Q1 2026 Forecast Q2 2026 Forecast Cbbank.com 47

Logo Economic Forecast – Unemployment Unemployment Rate 6.00 5.50 5.00 4.50 4.00 2026Q2 2026Q3 2026Q4 2027Q1 2027Q2 2027Q3 2027Q4 2028Q1 2028Q2 2028Q3 2028Q4 2029Q1 2029Q2 Q1 2026 Forecast Forecast Q2 2026 Forecast Cbbank.com 48

Logo Economic Forecast – CRE Price CRE Price Index Growth 8.00 6.00 4.00 2.00 (2.00) (4.00) (6.00) (8.00) 2026Q2 2026Q3 2026Q4 2027Q1 2027Q2 2027Q3 2027Q4 2028Q1 2028Q2 2028Q3 2028Q4 2029Q1 2029Q2 Q1 2026 Forecast Forecast Q2 2026 Forecast Cbbank.com 49

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP)

The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

	For the Year Ended December 31,				Three Months Ended		
	2022	2023	2024	2025	June 30, 2025	March 31, 2026	June 30, 2026
Net Income	$ 235,425	$ 221,435	$ 200,716	$ 209,298	$ 50,564	$ 51,002	$ 48,261
Add: Amortization of intangible assets	7,566	6,452	5,324	4,193	1,155	850	3,577
Less: Tax effect of amortization of intangible assets (1)	(2,237)	(1,907)	(1,574)	(1,240)	(341)	(247)	(1,040)
Tangible net income	$ 240,754	$ 225,980	$ 204,466	$ 212,251	$ 51,378	$ 51,605	$ 50,798
Average stockholders' equity	$ 2,066,463	$ 2,006,882	$ 2,145,665	$ 2,260,275	$ 2,237,948	$ 2,335,673	$ 3,019,704
Less: Average goodwill	(764,143)	(765,822)	(765,822)	(765,822)	(765,822)	(765,822)	(1,041,190)
Less: Average intangible assets	(25,376)	(18,434)	(12,571)	(7,748)	(8,232)	(5,341)	(100,373)
Average tangible common equity	$ 1,276,944	$ 1,222,626	$ 1,367,272	$ 1,486,705	$ 1,463,894	$ 1,564,510	$ 1,878,141
Return on average equity, annualized (2)	11.39%	11.03%	9.35%	9.26%	9.06%	8.86%	6.41%
Return on average tangible common equity, annualized (2)	18.85%	18.48%	14.95%	14.28%	14.08%	13.38%	10.85%

(1) Tax effected at respective statutory rates.
(2) Annualized where applicable.

cbbank.com 50

Reconciliation of Adjusted Efficiency Ratio (Non-GAAP)

The adjusted efficiency ratio is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the adjusted efficiency ratio provides additional clarity to the users of our financial statements.

	For the Year Ended December 31,				Three Months Ended		
	2022	2023	2024	2025	June 30, 2025	March 31, 2026	June 30, 2026
Total noninterest expense	$ 216,555	$ 229,886	$ 233,583	$ 237,265	$ 57,557	$ 60,568	$ 114,378
Less: (Recapture of) provision for unfunded loan commitments	—	(500)	(1,250)	2,000	—	500	4,250
Less: Acquisition related expenses	6,013	—	—	1,556	—	1,129	31,400
Adjusted noninterest expense	$ 210,542	$ 230,386	$ 234,833	$ 233,709	$ 57,557	$ 58,939	$ 78,728
Net interest income before provision for credit losses	$ 505,513	$ 487,990	$ 447,347	$ 460,287	$ 111,608	$ 117,840	$ 162,415
Add: total noninterest income	49,989	59,330	54,474	55,171	14,744	14,279	17,010
Total revenue	$ 555,502	$ 547,320	$ 501,821	$ 515,458	$ 126,352	$ 132,119	$ 179,425
Efficiency ratio	38.98%	42.00%	46.55%	46.03%	45.55%	45.84%	63.75%
Adjusted efficiency ratio, excluding provision for unfunded loan commitments and acquisition related expenses	37.90%	42.09%	46.80%	45.34%	45.55%	44.61%	43.88%

cbbank.com 51

Reconciliation of Pretax Pre-Provision Income and Tangible Common Equity Ratio (Non-GAAP)

Pretax pre-provision income is a Non-GAAP financial measure that represents total revenue less noninterest expense and is calculated before provision for credit losses and income tax expense.

	For the Year Ended December 31,				Three Months Ended		
	2022	2023	2024	2025	June 30, 2025	March 31, 2026	June 30, 2026
Net Income	$ 235,425	$ 221,435	$ 200,716	$ 209,298	$ 50,564	$ 51,002	$ 48,261
Add: Provision for (recapture of) credit losses	10,600	2,000	(3,000)	(3,500)	—	3,000	—
Add: Income tax expense	92,922	93,999	70,522	72,395	18,231	17,549	16,786
Pretax pre-provision income	$ 338,947	$ 317,434	$ 268,238	$ 278,193	$ 68,795	$ 71,551	$ 65,047

The tangible common equity ratios are a Non-GAAP financial measures derived from GAAP-based amounts. The following is a reconciliation of tangible book value and tangible common equity in accordance with GAAP, as well as the calculation for tangible common equity ratio.

	For the Year Ended December 31,				Three Months Ended		
	2022	2023	2024	2025	June 30, 2025	March 31, 2026	June 30, 2026
Stockholders' equity	$ 1,948,517	$ 2,077,972	$ 2,186,316	$ 2,295,224	$ 2,240,322	$ 2,321,281	$ 3,169,689
Less: Goodwill	(765,822)	(765,822)	(765,822)	(765,822)	(765,822)	(765,822)	(1,099,936)
Less: Intangible assets	(21,742)	(15,291)	(9,967)	(5,774)	(7,657)	(4,924)	(117,927)
Tangible book value	$ 1,160,953	$ 1,296,859	$ 1,410,527	$ 1,523,628	$ 1,466,843	$ 1,550,535	$ 1,951,826
Total assets	$ 16,476,540	$ 16,020,993	$ 15,153,655	$ 15,631,054	$ 15,414,130	$ 15,507,580	$ 21,182,781
Less: Goodwill	(765,822)	(765,822)	(765,822)	(765,822)	(765,822)	(765,822)	(1,099,936)
Less: Intangible assets	(21,742)	(15,291)	(9,967)	(5,774)	(7,657)	(4,924)	(117,927)
Tangible assets	$ 15,688,976	$ 15,239,880	$ 14,377,866	$ 14,859,458	$ 14,640,651	$ 14,736,834	$ 19,964,918
Tangible common equity ratio	7.40%	8.51%	9.81%	10.25%	10.02%	10.52%	9.78%

cbbank.com 52

Logo CVB Financial Corp. Copy of presentation at WW.Cbbank.com Cbbank.com